UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2013

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0501252

(IRS Employer Identification No.)

One West Exchange Street, Suite 5A Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On February 28, 2013, LIN TV Corp. (“LIN TV”) issued a press release announcing its financial results for the quarter and year ending December 31, 2012.   A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 — Other Information.

The information contained in Item 2.02 above is incorporated herein by reference.

The information in this Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934 (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act except as expressly set forth by specific reference in such a filing.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is not a solicitation of a proxy from any security holder of LIN TV. The merger described in the press release will be submitted to LIN TV’s stockholders for their consideration, and in connection with such consideration, LIN TV and LIN Media LLC (“LIN LLC”) expect to file with the Securities and Exchange Commission (“SEC”) a definitive proxy statement to be used to solicit LIN TV stockholder approval of the merger, as well as other relevant documents concerning the proposed merger, as part of a registration statement related to class A common shares of LIN LLC. Security holders are urged to read the proxy statement/prospectus, registration statement and any other relevant documents when they become available because they will contain important information about LIN TV, LIN LLC and the merger, including its terms and anticipated effect and risks to be considered by LIN TV’s stockholders in connection with the merger. The proxy statement/prospectus and other documents relating to the merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from LIN TV on its web site (www.linmedia.com) or upon written request to LIN TV Corp., Attention: Secretary, One West Exchange Street, Suite 5A, Providence, Rhode Island 02903. Information on LIN TV’s website does not constitute a part of this Current Report on Form 8-K.

PARTICIPANTS IN THE SOLICITATION

In addition, LIN TV and its officers and directors may be deemed to be participants in the solicitation of proxies from LIN TV stockholders with respect to the merger. A description of any interests that LIN TV’s officers and directors may have in the merger will be available in the proxy statement/prospectus when it becomes available. Information concerning LIN TV’s directors and executive officers is set forth in LIN TV’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012 and its Annual Report on Form 10-K, which was filed with the SEC on March 15, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the investor relations page on LIN TV’s web site at www.linmedia.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this Current Report regarding the merger of LIN TV and LIN LLC, the expected timetable for completing the merger, future financial and operating effects and benefits of the merger, financial condition, results of operations and business and any other statements about LIN TV or LIN LLC managements’ future expectations, beliefs, goals, plans or prospects constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of LIN TV’s management, based on information currently available to our management. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. All of these forward-looking statements are based on estimates and assumptions made by LIN TV’s management, which, although it believes them to be reasonable, are inherently uncertain. Therefore, you should not place undue reliance upon such estimates or statements. LIN TV cannot assure you that any of such estimates or statements will be realized and actual results may differ materially from those contemplated by such forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, those described in LIN TV’s Annual Report on Form 10 K for the year ended December 31, 2011 and its most recent quarterly reports filed with the SEC, and the following:

•                  the ability to consummate the merger;

•                  the satisfaction of other conditions to consummation of the merger;

•                  the potential adverse effect on our liquidity if the merger is not consummated;

•                  the ability to realize anticipated benefits of the merger;

•                  the potential impact of the announcement of the merger or consummation of the Merger, including a potential impact to the value of LIN TV’s common stock and results of operations;

•                  business, regulatory, legal or tax decisions;

•                  changes in tax laws and policies;

•                  economic conditions, including adverse changes in the national and local economies in which our stations operate and volatility and disruption of the capital and credit markets;

•                  increased competition, including from newer forms of entertainment and entertainment media, changes in distribution methods or changes in the popularity or availability of programming;

•                  adverse state or federal legislation or regulation or adverse determinations by regulators, including adverse changes in, or interpretations of, the exceptions to the Federal Communications Commission duopoly rule and the allocation of broadcast spectrum;

•                  declines in the domestic advertising market;

•                  further consolidation of national and local advertisers;

•                  global or local events that could disrupt television broadcasting; and

•                  changes in television viewing patterns, ratings and commercial viewing measurement.

Many of these factors are beyond our control. Forward-looking statements contained herein speak only as of the date hereof. LIN TV disclaims any intention or obligation to update any forward looking statements, and it undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 — Financial Statements and Exhibits.

(d)  Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp.

Date: February 28, 2013	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 28, 2013